SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K



                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

                             November 23, 1998



                        DELTA PETROLEUM CORPORATION
          (Exact name of registrant as specified in its charter)



  Colorado                         0-16203            84-1060803
(State of                         Commission        (I.R.S. Employer
Incorporation)                      File No.       Identification No.)



        Suite 3310
        555 17th Street
        Denver, Colorado                                 80202
   (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code:
                       (303) 293-9133

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On Monday, November 16, 1998, Delta and its 92% owned subsidiary, Amber Resources Company, completed the sale of interests in 23 wells in the Anadarko Basin of Oklahoma for $1,384,000 to Anadarko Minerals, Inc., of Oklahoma City, Oklahoma, a private company not affiliated with the Registrant. The Company expects to receive an additional approximately $83,000 as a result of a gas balancing adjustment to be made on March 15, 1999. The proceeds from the sale will be used to discharge debt, for drilling, and for operations. A copy of the Letter Agreement for the sale of the properties is attached hereto as Exhibit 2.1.


ITEM 5.   OTHER EVENTS

          Under a Letter Agreement dated November 23, 1998, the Company and MDC Group, Inc., agreed to rescind their Agreement dated October 2, 1998 because of current market conditions in the oil and gas sector (see Form 8-K dated October 16,1998 and Exhibit 99.2 thereto). The Company agreed to issue 10,000 shares of its restricted common stock to MDC Group, Inc., as consideration for the efforts of MDC Group, Inc. under the October 2, 1998 Agreement. The parties may consider a similar agreement at a later date depending upon market conditions and events within the company. A copy of the November 23, 1998 Letter Agreement expressing the recision is attached hereto as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     2.1 Letter Agreement between Delta Petroleum Corporation and Anadarko Minerals, Inc.

     99.1 Letter Agreement rescinding services between MDC Group, Inc. and Delta Petroleum Corporation.


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DELTA PETROLEUM CORPORATION
                                   (Registrant)


Date:  November 23, 1998         By:   s/Aleron H. Larson, Jr.

                                   Aleron H. Larson, Jr.
                                   Chairman/C.E.O.


                              INDEX TO EXHIBITS


(1)  Underwriting Agreement.  Not applicable.

(2)  Plan of Acquisition, Reorganization, Arrangement, Liquidation or
     Succession.

     2.1 Letter Agreement between Delta Petroleum Corporation and Anadarko Minerals, Inc.

(3)  (i)  Articles of Incorporation. Not applicable.
     (ii) Bylaws. Not applicable.

(4) Instruments Defining the Rights of Security Holders, including Indentures. Not applicable.

(5)  Opinion: re: Legality.  Not applicable.

(6)  Opinion: Discount on Capital Shares.  Not applicable.

(7)  Opinion: re: Liquidation Preference. Not Applicable.

(8)  Opinion: re: Tax Matters.  Not Applicable.

(9)  Voting Trust Agreement.  Not Applicable.

(10) Material Contracts. Not Applicable.

(11) Statement re: Computation of Per Share Earnings.
      Not Applicable.

(12) Statement re: Computation of Ratios.  Not Applicable.

(13) Annual Report to Security Holders, etc. Not Applicable.

(14) Material Foreign Patents.  Not Applicable.

(15) Letter re: Unaudited Interim Financial Information.
     Not Applicable.

(16) Letter re: Change in Certifying Accountant.
     Not applicable.

(17) Letter re: Director Resignation.  Not applicable.

(18) Letter re: Change in Accounting Principles.  Not Applicable.

(19) Report Furnished to Security Holders.  Not Applicable.

(20) Other Documents or Statements to Security Holders.
     Not applicable.

(21) Subsidiaries of the Registrant.  Not Applicable.

(22) Published Report Regarding Matters Submitted to Vote of Security Holders. Not Applicable.

(23) Consents of Experts and Counsel.  Not applicable.

(24) Power of Attorney. Not applicable.

(25) Statement of Eligibility of Trustee.  Not Applicable.

(26) Invitations for Competitive Bids.  Not Applicable.

(27) Financial Data Schedule.  Not Applicable.

(99) Additional Exhibits.

     99.1 Letter Agreement rescinding services between MDC Group, Inc. and Delta Petroleum Corporation.